Consolidated Statement of Operations $ in Thousands	11 Months Ended
Dec. 31, 2022 USD ($) $ / shares shares
Operating expenses:
General and administrative	$ 3,473
Research and development	23,689
Total operating expenses	27,162
Loss from operations	(27,162)
Other expense	(171)
Loss before income taxes	(27,333)
Net loss attributable to redeemable noncontrolling interest	1,595
Net loss	(25,738)
Accretion of redeemable noncontrolling interest to redemption value	(6,652)
Net loss attributable to Class A Ordinary Shareholders of Zura	$ (32,390)
Net loss per Ordinary Share attributable to Shareholders of Zura, basic | $ / shares	$ (15,345)
Diluted net income per ordinary share | $ / shares	$ (15,345)
Basic weighted average ordinary shares outstanding | shares	2,111
Diluted weighted average common shares outstanding | shares	2,111